UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 Date of Report
                                January 16, 2004


                       FARMERS CAPITAL BANK CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Kentucky
                  --------------------------------------------
                  State or other jurisdiction of incorporation


        0-14412                                            61-1017851
----------------------------------------    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

P.O. Box 309
Frankfort, Kentucky                                           40602
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(Address of principle executive offices)                    (Zip Code)


               Registrant's telephone number, including area code:
                                 (502) 227-1600


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

Exhibit 99.1 - Press Release Dated January 16, 2004.



Item 12.  Results of Operations and Financial Condition

On January 16, 2004 Farmers Capital Bank Corporation issued a press release announcing its earnings for the twelve months ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Farmers Capital Bank Corporation


January 16, 2004               By:/s/ G. Anthony Busseni
                                  ---------------------------------------------
                                      G. Anthony Busseni
                                      President and Chief Executive Officer